All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

October 4, 2005

Preliminary Structural and Collateral Term Sheet

$144,780,000 (Approximate) of Senior Certificates

GSR Mortgage Loan Trust 2005-8F

GS Mortgage Securities Corp., Depositor

Mortgage Pass-Through Certificates, Series 2005-8F

Features of the Transaction

●

The offering consists of senior certificates, totaling approximately $144,780,000 that will be rated AAA by 2 of 3:

S&P, Moody’s and Fitch.  The 3 tracks of both 15 year residential mortgage-backed certificates are expected to be approximately:

$19,450,000 of 4.50% coupons (Track 1)

$74,610,000 of 5.25% coupons (Track 2)

$50,720,000 of 5.50% coupons (Track 3)

●

The overall expected amount of credit support for the senior certificates is 1.5% +/- 0.50% for the Mortgage Loans in the form of subordination with a shifting interest structure and a five-year prepayment lockout.

●

Collateral consists primarily of conventional fixed rate 15 year mortgage loans secured by first liens on one-to-four family residential properties.

●

The amount of senior certificates is approximate and may vary by up to 10%.

Time Table
Expected Settlement:	October 28, 2005
Cut-off Date:	October 1, 2005
First Distribution Date:	November 25, 2005
Distribution Date:	25th or NBD of each month

Key Terms

Issuer: GSR Mortgage Loan Trust 2005-8F

Underwriter: Goldman, Sachs & Co.

Master Servicer: JPMorgan Chase Bank, National Association

Trustee: Wachovia Bank, National Association

Securities Administrator: JPMorgan Chase Bank, National Association

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, to the extent of the servicing fee for such Distribution Date

Legal Investment: The senior certificates are SMMEA eligible at settlement

Interest Accrual: Prior calendar month for fixed rate bonds and 25th to 24th for floating rate bonds

Clean Up Call: 1% of the Cut-off Date principal balance of the Loans

ERISA Eligible: Underwriter’s exemption may apply to senior certificates, however prospective purchasers should consult their own counsel

Tax Treatment: REMIC; senior certificates are regular interests

Structure: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to junior certificates

Expected Subordination: 1.5% +/- 0.50%

Expected Rating Agencies: 2 of 3: S&P, Moody’s, and Fitch

Minimum Denomination: Senior certificates - $25,000

Preliminary Collateral Information[1,4]	Track 1 – 4.50%	Track 2 – 5.25%	Track 3 – 5.50%	Total
Total Outstanding Principal Balance (+/- 10%):	$19,750,000	$75,750,000	$51,500,000	$147,000,000
Average Current Principal Balance of the Mortgage Loans (000’s)[2]	$480 max	$490 max	$400 max	$455 max
Weighted Average Annual Mortgage Interest Rate (+/- 10 bps):	5.14%	5.41%	6.03%	5.60%
Weighted Average Remaining Term To Maturity (Months) (+/- 3 months):	170	172	164	169
Weighted Average Seasoning (Months) (+/- 3 months):	9	7	13	10
Weighted Average Current Loan-To-Value Ratio :	65% max	65% max	65% max	65% max
Owner Occupied :	89% min	89% min	84% min	85% min
Single Family and PUD :	89% min	90% min	90% min	90% min
Current FICO :	740 min	740 min	715 min	725 min
California Concentration :	45% max	45% max	35% max	40% max
IO Loan Percentage :	0%	0%	0%	0%

1 The final collateral will be a subset of the mortgage loans used to determine the information under the Collateral Description.

2 This represents the average original principal balance of mortgage loans contributing all or part of their cash flow to the respective track.

3 Totals may not sum to 100% due to rounding.

4 Subject to change.

5 A certain number of Mortgage Loans in Collateral Track 1, 2, and 3 are currently sub-serviced by Countrywide Home Loans, Inc., on behalf of Goldman Sachs and were purchased pursuit to the Goldman Sachs residential mortgage conduit program.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

October 5, 2005

Preliminary Structural and Collateral Term Sheet

$372,973,000 (Approximate) of Senior Certificates

GSR Mortgage Loan Trust 2005-8F

GS Mortgage Securities Corp., Depositor

Mortgage Pass-Through Certificates, Series 2005-8F

Features of the Transaction

●

The offering consists of senior certificates, totaling approximately $375,868,000 that will be rated AAA by 2 of 3: S&P,

Moody’s and Fitch.  The 4 tracks of both 15 and 30 year residential mortgage-backed certificates are expected to be approximately:

$17,853,000 of 5.00% coupons (Track 1)

$166,945,000 of 5.50% coupons (Track 2)

$168,875,000 of 6.00% coupons (Track 3)

$19,300,000 of 7.50% coupons (Track 4)

●

The overall expected amount of credit support for the senior certificates is 3.5% +/- 0.50%

for the Mortgage Loans in the form of subordination with a shifting interest structure and a five-year prepayment lockout.

●

Collateral consists primarily of conventional fixed rate 30 year mortgage loans secured by first liens on one-to-four family residential properties.

●

The amount of senior certificates is approximate and may vary by up to 10%.

Time Table
Expected Settlement:	October 28, 2005
Cut-off Date:	October 1, 2005
First Distribution Date:	November 25, 2005
Distribution Date:	25th or NBD of each month

Key Terms

Issuer: GSR Mortgage Loan Trust 2005-8F

Underwriter: Goldman, Sachs & Co.

Master Servicer: JPMorgan Chase Bank, National Association

Trustee: Wachovia Bank, National Association

Securities Administrator: JPMorgan Chase Bank, National Association

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, to the extent of the servicing fee for such

Distribution Date

Legal Investment: The senior certificates are SMMEA eligible at settlement

Interest Accrual: Prior calendar month for fixed rate bonds and 25th to 24th for floating rate bonds

Clean Up Call: 1% of the Cut-off Date principal balance of the Loans

ERISA Eligible: Underwriter’s exemption may apply to senior certificates,

however prospective purchasers should consult their own counsel

Tax Treatment: REMIC; senior certificates are regular interests

Structure: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to junior certificates

Expected Subordination: 3.5% +/- 0.50%

Expected Rating Agencies: 2 of 3: S&P, Moody’s, and Fitch

Minimum Denomination: Senior certificates - $25,000

Preliminary Collateral Information[1,4]	Track 1 - 5.00%	Track 2 – 5.50%	Track 3 – 6.00%	Track 4 - 7.50%	Total
Total Outstanding Principal Balance (+/- 10%):	$18,500,000	$173,000,000	$175,000,000	$20,000,000	$386,500,000
Average Current Principal Balance of the Mortgage Loans (000’s)[2]	$580 max	$550 max	$450 max	$375 max	$475 max
Weighted Average Annual Mortgage Interest Rate (+/- 10 bps):	5.53%	5.82%	6.23%	6.86%	6.05%
Weighted Average Remaining Term To Maturity (Months) (+/- 3 months):	354	353	346	324	348
Weighted Average Seasoning (Months) (+/- 3 months):	5	4	7	24	6
Weighted Average Current Loan-To-Value Ratio :	68% max	72% max	74% max	74% max	74% max
Owner Occupied :	90% min	90% min	90% min	90% min	90% min
Single Family and PUD :	90% min	87% min	85% min	85% min	85% min
Current FICO :	740 min	740 min	725 min	710 min	730 min
California Concentration :	50% max	50% max	50% max	50% max	50% max
IO Loan Percentage :	20% max	25% max	30% max	25% max	25% max

1 The final collateral will be a subset of the mortgage loans used to determine the information under the Collateral Description.

2 This represents the average original principal balance of mortgage loans contributing all or part of their cash flow to the respective track.

3 Totals may not sum to 100% due to rounding.

4 Subject to change.

5 A certain number of Mortgage Loans in Collateral Track 1, 2, 3 and 4 are currently sub-serviced by Countrywide Home Loans, Inc., on behalf of Goldman Sachs and were purchased pursuit to the Goldman Sachs residential mortgage conduit program.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final offering memorandum.

Preliminary Structural and Collateral Term Sheet

October 5, 2005

$372,973,000 (Approximate of Senior Certificates)

GSR Mortgage Loan Trust 2005-8F

GS Mortgage Securities Corp., Depositor

Mortgage Pass-Through Certificates, Series 2005-8F

Overview of the Track 3 Offered Certificates

Class	Certificate Balance ($)(1)	Anticipated Ratings: (2 of 3: S&P, Fitch or Moody’s)	Certificate Rate	Avg. Life (yrs) (2) (3)
3A1	133,672,200	AAA/AAA	(4)	2.1
3A2	133,672,200	AAA/AAA	(5)	2.1
3A3	9,579,800	AAA/AAA	6.00%	6.0
3A4	25,280,000	AAA/AAA	6.00%	9.2

(1)

The principal balances of the Offered Certificates are calculated using September 2005 scheduled balances rolled one month to October.

(2)

Assuming payment based on the pricing speed. Subject to 10% variance, depending on final collateral.

(3)

The rated final maturity is expected to be on the Distribution Date occurring in November 2035.

(4)

The Pass-Through Rate for the Class 3A1 Certificates will be equal to the lesser of (i) LIBOR + 0.50% and (ii) 6.00%. To the extent that the Pass-Through Rate for the Class 3A1 Certificates is capped at 6.00%, the Class 3A1 Certificates will be entitled to receive from available funds in the Basis Risk Reserve Fund, an amount equal to LIBOR minus 5.50%, with an upper collar of 9.50%.

(5)

The Pass-Through Rate for the Class 3A2 Certificates will be equal to the greater of (i) 5.50% minus LIBOR and (ii) zero.

Mortgage Loan Aggregate Characteristics(1)(4)

Preliminary Collateral Information[1]	Track 3	Deal Total
Total Outstanding Principal Balance (+/- 10%):	$175,000,000	$386,500,000
Average Current Principal Balance of the Mortgage Loans (000’s)[2] (+/-10%)	$450 max	$475 max
Weighted Average Annual Mortgage Interest Rate (+/- 10 bps):	6.2328%	6.0487%
Expected Administrative Fees (Including Servicing and Trustee Fees):	0.2372%	0.2398%
Weighted Average Amortized Term To Maturity (Months) (+/- 3 months):	346	348
Weighted Average Seasoning (Months) (+/- 3 months):	7	6
Weighted Average Current Loan-To-Value Ratio (+/- 10%):	74% max	74% max
Owner Occupied (+/- 10%):	90% min	90% min
Single Family and PUD (+/- 10%):	85% min	85% min
Current FICO (+/- 10):	725 min	730 min
California Concentration:	50% max	50% max
IO Loan Percentage (+/- 10%):	30% max	25% max
Servicer:
Countrywide[5]:	50%	52%
GMAC	13%	11%
Greenpoint	26%	16%
Indymac	11%	21%
Suntrust	Less than 1%	Less than 1%

1 The final collateral will be a subset of the mortgage loans used to determine the information under the Collateral Description.

2 This represents the average original principal balance of mortgage loans contributing all or part of their cash flow to the respective track.

3 Totals may not sum to 100% due to rounding.

4 Subject to change.

5 A certain number of Mortgage Loans in Collateral Group 3 are currently sub-serviced by Counrtywide Home Loans, Inc., on behalf of Goldman Sachs and were purchased pursuant to the Goldman Sachs residential mortgage conduit program.

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you.  Goldman, Sachs & Co. does not provide accounting, tax or legal advice.  In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

▀

Collateral consists of approximately $386.5 million of primarily 30 year, conventional fixed-rate one- to four-family, first lien mortgage loans (the “Mortgage Loans”).

▀

It is anticipated that the “Offered Certificates” will be rated “AAA” by 2 of 3: S&P, Moody’s or Fitch.

▀

The transaction will be modeled on Bloomberg as “GSR 05-8F.”

▀

The Trustee will be assigned a 1 month LIBOR interest rate cap agreement (the “Interest Rate Cap”) available only to pay Class 3A1 Basis Risk Shortfalls in the manner described herein.  The Interest Rate Cap will have an initial notional amount of approximately $133,672,200, a term of 80 months beginning on the 1st distribution date, and the class will receive a payment under the cap contract with respect to any distribution date on which one-month LIBOR exceeds 5.50% with an upper collar of 9.50%.  The Interest Rate Cap notional amounts are detailed in the amortization schedule table below. (See Appendix A for the Interest Rate Corridor Notional Amount).

Time Table

Expected Closing Date:	On or before October 28, 2005
Cut-off Date:	October 1, 2005
First Distribution Date:	November 25, 2005

Key Terms

Offered Certificates:	Class 3A1, Class 3A2, 3A3 and the Class 3A4 Certificates
Depositor:	GS Mortgage Securities Corp.
Servicers:	Countrywide Home Loans Servicing LP, GMAC Mortgage Corporation, IndyMac Bank, F.S.B., Greenpoint Mortgage Funding, Inc, Suntrust Mortgage, Inc.
Master Servicer:	JPMorgan Chase Bank, National Association
Securities Administrator:	JPMorgan Chase Bank, National Association
Trustee:	Wachovia Bank, National Association
Distribution Date:	The 25th day of the month or the next business day.
Record Date:	For any Distribution Date, the last business day of the Interest Accrual period for such Offered Certificates.
Delay Days:	0 days for the Class 3A1 and 3A2 Certificates and 24 days for the Class 3A3 and 3A4 Certificates
Pricing Prepayment Assumption:	CPR starting at 8% CPR in the loan’s first month, increasing to 24% CPR in month 12 (a 1.454545% increase per month), and remaining at 24% CPR thereafter
Day Count:	30/360
Interest Accrual Period:

The accrual period for the Class 3A1 and 3A2 Certificates for each Distribution Date is the period beginning on and including the 25th day of the month immediately preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.  The interest accrual period for the Class 3A3 and 3A4 Certificates is the 1st through the 30th of the month immediately preceding the month in which such Distribution Date occurs.

Offering Type:	Public
Interest Rate Corridor Provider:	The long term unsecured debt obligations of the Interest Rate Cap Provider will be rated at least AA.
Servicer Advancing:	Yes, subject to recoverability
Compensating Interest:	Yes, to the extent of the servicing fee for such Distribution Date
Clean-up Call:	1% of the Cut-off Date principal balance of the Mortgage Loans
Rating Agencies:	2 of 3: S&P, Moody’s or Fitch
Minimum Denomination:	$25,000 for the Class 3A1, Class 3A3 and Class 3A4 Certificates, and $1,000,000 for the Class 3A2 Certificates
Legal Investment:	It is anticipated that all of the Certificates will constitute SMMEA securities
ERISA Eligible:	The Offered Certificates are expected to be ERISA eligible
Credit Enhancement:	Credit Support is in the form of a senior/subordinate, shifting interest structure and a five year prepayment lockout. The Collateral Groups are cross-collateralized.
Tax Treatment:

All Offered Certificates represent REMIC regular interests. The Class 3A1 Certificates will also represent the beneficial ownership of certain rights with respect to a limited recourse corridor agreement.

Priority of Payments

▀

Beginning in November 2005, and on each Distribution Date thereafter, to the extent funds are available from the Trust, which will be the sum of all payments of principal and interest received on the underlying Mortgage Loans, distributions to Class 3A1, 3A2, 3A3 and 3A4 Certificates will be made in the following order of priority:

To each of the Class 3A1, 3A2, 3A3 and 3A4 Certificates, Accrued Certificate Interest thereon, pro rata in proportion to the amount owing to each such class;

To the Class 3A1, 3A3 and 3A4 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 3 in an amount up to the Senior Principal Distribution Amount for Collateral Group 3 for such Distribution Date, in the following order of priority:

(a)

to the Class 3A4 Certificate, up to the NAS Priority Amount, until the Class Principal Balance of such certificate is reduced to zero;

(b)

to the Class 3A1 Certificate, until the Class Principal Balance of each such certificate is reduced to zero;

(c)

to the Class 3A3 Certificate, until the Class Principal Balance of each such certificate is reduced to zero; and

(d)

to the Class 3A4 Certificate, until the Class Principal Balance of such certificate is reduced to zero.

The “NAS Priority Amount” for any Distribution Date is equal to the lesser of (i) the sum of (x) the product of the NAS Percentage for such date, the NAS Scheduled Principal Percentage for such date and the Scheduled Principal Amount for such date and (y) the product of the NAS Percentage for such date, the NAS Prepayment Shift Percentage for such date and the Unscheduled Principal Amount for such date and (ii) the Certificate Balance of the Class 3A4 Certificate immediately prior to such date.  Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the 3A4 Certificates shall be entitled to its pro rata share of all scheduled and unscheduled payments of principal and (ii) on the date on which the Certificate Balances of the Class 3A-1 and Class 3A-3 Certificates have been reduced to zero, the Class 3A-4 Certificate shall be entitled to any remaining Senior Principal Distribution Amount for Collateral Group 3 and thereafter, the NAS Priority Amount will equal the Senior Principal Distribution Amount for Collateral Group 3.  The “NAS Percentage” for any Distribution Date will be equal to the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the Certificate Balance of the Class 3A-4 Certificate immediately prior to such date by (y) the aggregate Certificate Balance of the Class 3A1, 3A3 and 3A4 Certificates immediately prior to such date.

The “NAS Scheduled Principal Percentage” for any Distribution Date during the five years beginning on the first Distribution Date will be 0%.  Thereafter, the NAS Scheduled Principal Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be 100%.  The “NAS Prepayment Shift Percentage” for any Distribution Date during the five years beginning on the first Distribution Date will be 0%.  Thereafter, the NAS Prepayment Shift Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any subsequent Distribution Date, 100%.

Interest Rate Cap

■

On any Distribution Date, amounts paid by the Interest Rate Cap Provider to the Trustee will be available to make distributions on behalf of the Trust for distribution, first, to the Class 3A-1 Certificate to pay Class 3A1 Basis Risk Shortfalls up to an amount equal to the product of (i) one-twelfth and (ii) the excess, if any, of LIBOR for such Distribution Date (up to a maximum of 9.50% per annum) over 5.50% and (iii) the lesser of (x) an amount equal to the applicable notional amount under the Interest Rate Cap for such Distribution Date and (y) the Certificate Principal Balance of the Class 3A1 Certificate for such Distribution Date, second, to pay Class 3A1 Basis Risk Shortfalls remaining unpaid from prior Distribution Dates, and third, the remainder to the Basis Risk Reserve Fund.

■

Basis Risk Reserve Fund –The Basis Risk Reserve Fund will not be an asset of any REMIC, nor will it be an asset of the Trust, but instead will be held in the separate interest trust for the benefit of the holders of the Class 3A1 Certificate and the Class X Certificates. After Interest Rate Cap Amounts have been applied to reduce any Basis Risk Shortfalls on the Class 3A1 Certificates as described herein, amounts in the Basis Risk Reserve Fund will be used to make payments to the Holders of the Class 3A1 Certificates with respect to any unpaid Basis Risk Shortfalls on such Certificates from prior Distribution Dates.  The Class X Certificates represent the right to receive certain amounts on deposit in the Basis Risk Reserve Fund on the earlier to occur of (i) the Distribution Date on which the Certificate Principal Balance of the Class 3A1 Certificates is reduced to zero and (ii) the optional termination of the Trust.

■

Class 3A1 Pass-Through Rate - The Class 3A1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 0.50% and (ii) 6.00%.

■

Class 3A1 Basis Risk Shortfalls - As to any Distribution Date, an amount equal to the excess, if any, of interest that would otherwise be due on such class of certificates at the Class 3A1 Pass-Through Rate over interest due on such class of certificates at a rate equal to 6.00%.

Appendix A

The Interest Rate Corridor Notional Amount Amortization Schedule

Distribution Period (months)	Distribution Date	Interest Rate Corridor Notional Amount ($)	Distribution Period (months)	Distribution Date	Interest Rate Corridor Notional Amount ($)
1	11/25/2005	133,672,200.00	41	3/25/2009	39,824,616.75
2	12/25/2005	131,294,952.67	42	4/25/2009	38,216,768.71
3	1/25/2006	128,827,576.80	43	5/25/2009	36,640,471.89
4	2/25/2006	126,271,907.19	44	6/25/2009	35,095,117.72
5	3/25/2006	123,630,170.54	45	7/25/2009	33,580,109.31
6	4/25/2006	120,904,979.39	46	8/25/2009	32,094,861.22
7	5/25/2006	118,099,323.94	47	9/25/2009	30,638,799.24
8	6/25/2006	115,216,561.79	48	10/25/2009	29,211,360.20
9	7/25/2006	112,260,405.56	49	11/25/2009	27,811,991.70
10	8/25/2006	109,260,531.72	50	12/25/2009	26,440,151.99
11	9/25/2006	106,297,172.67	51	1/25/2010	25,095,309.67
12	10/25/2006	103,391,461.96	52	2/25/2010	23,776,943.59
13	11/25/2006	100,542,291.23	53	3/25/2010	22,484,542.56
14	12/25/2006	97,748,573.37	54	4/25/2010	21,217,605.26
15	1/25/2007	95,009,242.03	55	5/25/2010	19,975,639.94
16	2/25/2007	92,323,251.26	56	6/25/2010	18,758,164.34
17	3/25/2007	89,689,575.13	57	7/25/2010	17,564,705.45
18	4/25/2007	87,107,207.34	58	8/25/2010	16,394,799.34
19	5/25/2007	84,575,160.84	59	9/25/2010	15,247,991.00
20	6/25/2007	82,092,467.47	60	10/25/2010	14,123,834.17
21	7/25/2007	79,658,177.61	61	11/25/2010	13,021,891.16
22	8/25/2007	77,271,359.79	62	12/25/2010	12,164,515.83
23	9/25/2007	74,931,100.39	63	1/25/2011	11,327,238.71
24	10/25/2007	72,636,503.28	64	2/25/2011	10,509,654.41
25	11/25/2007	70,386,689.48	65	3/25/2011	9,711,365.46
26	12/25/2007	68,180,796.85	66	4/25/2011	8,931,982.16
27	1/25/2008	66,017,979.74	67	5/25/2011	8,171,122.40
28	2/25/2008	63,897,408.71	68	6/25/2011	7,428,411.54
29	3/25/2008	61,818,270.20	69	7/25/2011	6,703,482.25
30	4/25/2008	59,779,766.24	70	8/25/2011	5,995,974.39
31	5/25/2008	57,781,114.14	71	9/25/2011	5,305,534.85
32	6/25/2008	55,821,546.20	72	10/25/2011	4,631,817.45
33	7/25/2008	53,900,309.45	73	11/25/2011	3,974,482.75
34	8/25/2008	52,016,665.33	74	12/25/2011	3,390,349.29
35	9/25/2008	50,169,889.44	75	1/25/2012	2,820,975.56
36	10/25/2008	48,359,271.25	76	2/25/2012	2,266,050.51
37	11/25/2008	46,584,113.87	77	3/25/2012	1,725,269.30
38	12/25/2008	44,843,733.77	78	4/25/2012	1,198,333.13
39	1/25/2009	43,137,460.50	79	5/25/2012	684,949.14
40	2/25/2009	41,464,636.48	80	6/25/2012	184,830.32